UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.      )

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PRUDENTIAL SECTOR FUNDS
(Name of Registrant As Specified In Its Charter)

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PRUDENTIAL SECTOR FUNDS, INC. D/B/A JENNISONDRYDEN SECTOR FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March _, 2009

To the Shareholders:

On November 6, 2008, at a regular meeting of the Board of Directors of Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds (JDSF), the Directors approved a new subadvisory agreement for the Prudential Financial Services Fund d/b/a Dryden Financial Services Fund (the Fund), a series of JDSF.

Prudential Investments LLC (PI), as the investment manager of JDSF, has entered into a new subadvisory agreement with Wellington Management Company, LLP (Wellington Management), as a subadviser for the Fund. Wellington Management replaced Jennison Associates LLC as the Fund’s sole subadviser.

This information statement describes the circumstances surrounding the Directors' approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in subadvisers.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PRUDENTIAL SECTOR FUNDS, INC. D/B/A JENNISONDRYDEN SECTOR FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 5, 2009

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Prudential Financial Services Fund d/b/a Dryden Financial Services Fund (the Fund), a series of Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds(JDSF), pursuant to the terms of an order (the Manager of Managers Order) issued to JDSF by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Fund’s manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Directors of the Fund, without obtaining shareholder approval.

JDSF is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). JDSF is organized as a Maryland Corporation. The Directors of JDSF are collectively referred to herein as the "Board" or "Directors." The principal executive offices of JDSF are located at 100 Mulberry Street, Newark, NJ 07102. Prudential Investments LLC (PI or the Manager) serves as investment manager of the Fund.

This information statement relates to the approval by the Board of a new subadvisory agreement (the Subadvisory Agreement), as described below:

At a meeting of the Board held on November 6, 2008, the Board unanimously approved a new subadvisory agreement between PI and Wellington Management Company, LLP (Wellington Management or the Subadviser), with respect to the Fund. Wellington Management replaced Jennison Associates LLC (Jennison) as the Fund’s sole subadviser.

The Fund will pay for the costs associated with preparing and distributing this information statement to shareholders of the Fund. The Fund is providing this information statement to shareholders investing in the Fund as of February 6, 2009. This information statement will be mailed on or about March _, 2009.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Fund's annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of the Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of the Fund is set forth in Exhibit C.

NEW SUBADVISORY AGREEMENT

At a meeting of the Board held on November 6, 2008, the Directors, including the Independent Directors, unanimously approved the recommendations by PI to appoint Wellington Management as a subadviser.

The new subadvisory agreement (the Subadvisory Agreement) between PI and Wellington Management is attached as Exhibit A.

Wellington Management is located at located at 75 State Street, Boston, Massachusetts 02109.

Information on the management of Wellington Management and other funds managed by the Subadviser is set forth in Exhibit B.

Board Consideration of Subadvisory Agreement:

The Board of JDSF considered whether the approval of the Subadvisory Agreement with Wellington Management was in the best interests of the Fund and its shareholders. Before approving the Subadvisory Agreement, the Directors reviewed performance, compliance and organization materials regarding Wellington Management and received presentations from PI, as well as from representatives of Wellington Management. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. In making the determination to retain Wellington Management as subadviser, the Directors, including the Independent Directors advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Jennison under the current subadvisory agreement and those that would be provided by Wellington Management under the Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Jennison and Wellington Management were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Wellington Management management team. The Board met with representatives from Wellington Management and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington Management. The Board noted that it received a favorable compliance report from compliance as to Wellington Management.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Wellington Management and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Wellington Management under the Subadvisory Agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Wellington Management utilizing investment styles and strategies similar to that proposed for the Fund.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Wellington Management under the proposed Subadvisory Agreement. The Board also considered, among other things, the fee rates payable to Wellington Management by other funds with investment objectives similar to that of the Fund. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Fund to PI. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager.

The Board concluded that the proposed subadvisory fee rates under the Subadvisory Agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Wellington Management is new, there is no historical profitability information with regard to its arrangements with the Fund. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Fund contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Wellington Management and its affiliates as a result of its relationships with the Fund. The Board concluded that the potential benefits to be derived by Wellington Management included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Wellington Management were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Fund and its shareholders.

Terms of the Subadvisory Agreement

Under the Subadvisory Agreement, Wellington Management is compensated by the Manager (and not by the Fund) at the following annual rates:

Fund	Subadviser	Fee
Dryden Financial Services Fund	Wellington Management	0.50% of average daily net assets up to $100 million; 0.37% of the next $400 million; and 0.32% of average daily net assets over $500 million.

The Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, Wellington Management is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for such Fund, all in accordance with the investment objectives and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, Wellington Management will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Directors such periodic and special reports as the Board may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of JDSF’s management agreement with the Manager, and (3) the Subadvisory Agreement may be terminated at any time by the subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Wellington Management will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE FUNDS

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of JDSF under Management Agreements dated May 17, 1999, as amended and restated on March 2, 2001 and renewed thereafter as required by the 1940 Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, at meetings of the Board held on June 3-5, 2008. As of January 31, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $76.8 billion.

Terms of the Management Agreement

Pursuant to the Management Agreement with JDSF, PI, subject to the supervision of Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the Custodian) and Prudential Mutual Funds Services LLC (PMFS) as the transfer and dividend disbursing agent and PNC Global Investment Servicing (U.S.) Inc. as the sub-transfer agent for the Fund.  The management services of PI to the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

•	the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors;
•	all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and
•	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

•	Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:
•	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
•	the fees and expenses of Independent Directors;
•

the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

•	the charges and expenses of the Fund's legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Fund to governmental agencies;
•	the fees of any trade associations of which the Fund may be a member;
•	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•

the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings;
•	costs of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fee received by PI from the Funds for the most recently completed fiscal year for the Fund:

Fund	Management Fee, as a percentage of average daily net assets (paid monthly)	Aggregate Fee for Fiscal Year 2008
Dryden Financial Services Fund	0.75 of 1% of the Fund's average daily net assets to $1 billion; 0.70 of 1% of average daily net assets over $1 billion	$588,204

Information About PI

PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07012-4077, which is a whollyowned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a whollyowned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.

Directors and Officers of PI

The principal occupations of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with Fund	Principal Occupations
Judy A. Rice	Director & President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia	Director & Vice President

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs	Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro	Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent

Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

PMFS has contracted with PNC Global Investment Servicing (U.S.), 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS compensates PNC Global Investment Services for such services.

For the most recently completed fiscal year ended November 30, 2008, the Fund incurred the following fees for services provided by PMFS.

Fund	Aggregate Fee for Fiscal Year 2008
Dryden Financial Services Fund	$65,800

Brokerage

For the most recently completed fiscal year ended November 30, 2008, the Funds paid commissions to affiliated broker-dealers as follows:

Fund	Affiliated Brokerage Commissions
Dryden Financial Services Fund	None

Information about Other Subadvisers and Subadvisory Agreements

Wellington Management is the sole subaviser of the Fund. The Board approved the subadvisory agreements with Wellington Management (replacing Jennison), without shareholder approval pursuant to the Manager of Managers Order, on November 6, 2008.

The table below provides information regarding fees paid to Jennison for fiscal year ended November 30, 2008 under the prior subadvisory arrangement with that firm.

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
Dryden Financial Services Fund	Jennison Associates LLC	0.375%	$294,102

Shareholder Proposals

JDSF, as a Maryland Corporation, is not required to hold annual meetings of shareholders, and the Directors do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund’s Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund at a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March _, 2009

 Exhibit A

Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds

for the account of its series,

Prudential Financial Services Fund d/b/a Dryden Financial Services Fund

SUBADVISORY AGREEMENT

Agreement made as of this 28th day of January 2009 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Wellington Management Company, LLP (Wellington), a Massachusetts limited liability partnership.

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004 (the Management Agreement) with Prudential Sector Funds, Inc., a Maryland corporation (the “Company”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Dryden Financial Services Fund (referred to hereafter as the Fund), which is a series of the Company, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Directors of the Company (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, as amended, and the By-Laws of the Company and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Company Documents), and with the instructions and directions of the Manager and of the Board to reflect Subadviser’s obligations under this Agreement, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Company or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Subadviser’s Policy and Procedures on Order Execution, the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Company and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution in accordance with the Subadviser’s Policy and Procedures Regarding Allocation of Trades. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by the 1940 Act, the Advisers Act, and the 1934 Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Company with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser is authorized to engage any of its affiliates to assist it in providing the services to be performed by the Subadviser under this Agreement and to employ agents to perform any administrative or ancillary services, including security and cash reconciliation, portfolio pricing and corporate action processing, required to enable Subadviser to perform its services under the Agreement. The Subadviser shall remain liable to the Manager for performance of its obligations under this Agreement, and for the acts and omissions of such affiliates or agents and the Manager shall not be responsible for any fees which any affiliate or agent may charge to the Subadviser in connection with such services.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Company’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Company’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Company intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Company with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager, in connection with the Board’s annual review of this Agreement under Section 15(c) of the 1940 Act, a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission) and shall inform the Manager of any changes in the partners of the Subadviser within a reasonable time thereafter.

(b)        The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Company, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)        The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by Section 204A of the Advisers Act, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall prepare and file required reports on Form 13F reflecting the aggregate number of reportable securities held in client accounts over which the Subadviser exercises investment discretion, including any reportable securities held in the portion of the Fund's portfolio managed by the Subadviser, and shall identify the Fund in such reports if the number of reportable securities held in the portion of the Fund's portfolio managed by the Subadviser exceeds the threshold for reporting on Form 13 F.

(d)     The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)       The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f)       Upon reasonable request from the Manager, the Subadviser (through a qualified person or written report) shall assist the valuation committee of the Company or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)       The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Company with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Company’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)       The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)        The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Company, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

2.   The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.   The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.   For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee payable monthly equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.   The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its partners, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

6.                                                                                           Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. For the avoidance of doubt, neither the Manager nor the Fund shall make use of the investment decisions or recommendations provided by Subadviser in connection with its duties to the Fund for any account other than the portion of the Fund’s portfolio managed by the Subadviser without the written consent of the Subadviser. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.   This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 75 State Street, Boston, MA, Attention: Legal Department.

9.   Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Company or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Company’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser.

11.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement. The Subadviser shall not be responsible for filing class action proofs of claim or for taking any related actions on behalf of the Fund in regards to class action litigation or settlements related to securities currently or previously held in the Fund’s portfolio.

12. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

13.	This Agreement shall be governed by the laws of the State of New York.

14. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Company.

15. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

BY: /s/ Jonathan M. Payson
Print Name: Jonathan M. Payson
Title: Senior Vice President

Schedule A

Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds

for the account of its series,

Prudential Financial Services Fund d/b/a Dryden Financial Services Fund As compensation for services provided by Wellington Management Company, LLP (Wellington), Prudential Investments LLC (PI) will pay Wellington a fee on assets of Dryden Financial Services Fund subadvised by Wellington under this Agreement equal, on an annualized basis, to the following:

Fund Name	Fee on Average Daily Net Assets
Dryden Financial Services Fund	0.50% of average daily net assets up to $100 million; 0.37% of the next $400 million; and 0.32% of average daily net assets over $500 million.

Dated as of January 28, 2009

Amendment No. 1 to Subadvisory Agreement

Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds

for the account of its series,

Prudential Financial Services Fund d/b/a Dryden Financial Services Fund

Amendment No. 1 dated January 28, 2009, to the Subadvisory Agreement dated January 28, 2009 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and Wellington Management Company, LLP (“Wellington” or the “Subadviser”) pertaining to the above-named registered investment company and its portfolio(s) listed above and in Annex I hereto (each, the “Fund”).

WHEREAS, PI and WELLINGTON have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of PI and WELLINGTON in connection with the appointment by PI, acting as investment manager of the mutual funds identified in Annex I, of a transition broker/dealer (“transition manager”) selected and supervised by PI in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, PI and WELLINGTON hereby agree as follows:

1.  WELLINGTON agrees to provide the limited subadvisory services set out in Section 1 and Section 2(a) to the Fund during the transition period, which will begin when WELLINGTON provides a buy list (as defined below) to PI or the transition manager, and will end after WELLINGTON has notified PI that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.   WELLINGTON, acting through its authorized persons identified in Annex II, will provide PI or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, PI shall provide WELLINGTON with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. WELLINGTON shall not include in the Buy Portfolio any Fund Restricted Securities. WELLINGTON shall not be responsible for excluding any Fund Restricted Securities that are not included on Annex IV.

b.   WELLINGTON will notify PI or the transition manager of any changes WELLINGTON wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that PI directs the Fund’s custodian to provide WELLINGTON with all necessary information regarding corporate actions and that the Fund’s custodian provides WELLINGTON with all such information in a timely manner, WELLINGTON shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.    As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if WELLINGTON and PI otherwise agree that the transition period has ended, the Fund’s custodian will provide WELLINGTON with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). WELLINGTON will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once WELLINGTON has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, WELLINGTON will notify PI of this preliminary determination.

d.   The Fund’s custodian will provide WELLINGTON with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. WELLINGTON will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once WELLINGTON has determined that the transition manager has corrected any known discrepancies in the Certified List or that that no known discrepancies exist, WELLINGTON will notify PI of this final determination, ending the transition period. WELLINGTON will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.  a.    PI agrees to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, WELLINGTON shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to PI or the Fund with respect to the selection of, and services provided by, the transition manager. PI has instructed WELLINGTON to continue to manage the Fund during the transition period and to trade, if necessary, during the period between WELLINGTON’s receipt of the Transition Manager List and WELLINTON’s receipt of the Certified List.

b.   In addition, PI agrees to indemnify and hold harmless WELLINGTON, its affiliated persons, its partners, officers, directors and employees from and against any and all losses, claims, damages or liabilities (including reasonable attorneys’ fees) threatened to be or actually asserted against or incurred by the Fund, WELLINGTON, PI, the transition manager, or any other persons arising from or related to the following:

(i)	PI's selection of Citigroup Global Markets, Inc. as transition manager; or

(ii)      Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution); or

(iii)	Any incomplete or erroneous information provided by the transition manager to WELLINGTON; or

(iv)      Any discrepancies between the Buy Portfolio provided to PI or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List; or

(v)	Any trades executed by the transition manager that fail or that settle improperly; or

(vi)      WELLINGTON’s limited ability to manage the Fund during the transition period, and any delay in WELLINGTON’s ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period; or

(vii)     Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period; or

(viii)Any actions taken by WELLINGTON in reliance on the Transition Manager List.

3.	Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Fund(s)

listed on Annex I

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

BY: /s/ Jonathan M. Payson
Print Name: Jonathan M. Payson
Title: Senior Vice President

ANNEX I

List of Fund(s) subject to the Transition

Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds

for the account of its series,

Prudential Financial Services Fund d/b/a Dryden Financial Services Fund

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU )

 Exhibit B

MANAGEMENT OF THE SUBADVISERS

Wellington Management Company, LLP (Wellington)

Wellington Management currently serves as the subadviser to the Fund pursuant to the new Subadvisory Agreement, dated January 28, 2009. Wellington Management is a Massachusetts limited liability partnership, with its principal offices located at 75 State Street, Boston, Massachusetts 02109, and is currently owned entirely by its partners, all of whom are full-time professional members of the firm. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and along with its predecessor organizations has provided investment advisory services for over 70 years. Wellington Management is registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers of Wellington Management.

Name & Address*	Position and Principal Occupation
Karl E. Bandtel	Senior Vice President, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member
Jean M. Hynes	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member
* The principal mailing address of each such person is 75 State Street, Boston, Massachusetts 02109.

Comparable Funds for which Wellington Management Serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which Wellington Management provides investment advisory services, other than the Funds.

Fund	$ Assets (as of January 31, 2009)	Fee Paid to Wellington Management
Hartford Global Financial Services Fund	$15.8 million	0.45% on the first $100 million; 0.350% on the next $400 million; and 0.300% over $500 million

B-1

 Exhibit C

SHAREHOLDER INFORMATION

As of February 6, 2009, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of February 6, 2009, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Shareholder Name	Address	Share Class	Shares / Percentage
Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	A	2,605,738 / 40.20%
Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	B	462,782 / 48.07%
Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	C	990,733 / 56.64%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	110,525 / 6.32%
Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	C	106,375 / 6.08%
Prudential Investment FBO Mutual Funds Clients Attn: PruChoice Unit	100 Mulberry St Newark, NJ 07102	Z	724,759 / 72.44%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	58,412 / 5.84%

C-1